Share Capital and Reserves - Schedule of Reconciliation of the Fair Value of Derivative Warrant Liability (Details) - ILS (₪) ₪ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Schedule of Reconciliation of the Fair Value of Derivative Warrant Liability [Abstract]
Opening balance		₪ 274	₪ 1,151
Recognition of fair value of warrants issued at effective date
Warrants issued as result of partially exercised of over-allotment option
Revaluation of derivative warrant liability exercisable for ADSs	[1]	(274)	(877)
Closing balance			₪ 274

[1]	Due to lack of trading activity of the Warrant, as of December 31, 2024, the management estimated the fair value of the Warrant by using Black-Scholes-Merton pricing model in which the assumptions that have been used were as follows: expected dividend yield of 0%; risk-free interest rate of 4.3%; expected volatility of 87.26%, exercise period and exercise price based on stated terms and ordinary share price of NIS 0.042 which represents the quoted market price.